UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 23, 2026

Forum Markets, Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-38105	90-1890354
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2875 South Ocean Blvd, Suite 200 Palm Beach, FL	33480
(Address of Principal Executive Offices)	(Zip Code)

(650) 507-0669

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	FRMM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 23, 2026, Forum Markets, Incorporated (the “Company”), through its wholly-owned subsidiary ETHZilla Modular Mortgage LLC, a Florida limited liability company (“EMM”), entered into a Master Loan Purchase Agreement (the “MLPA”) and a Master Loan Servicing Agreement (the “MLSA”) with Zippy Loans, LLC, a Delaware limited liability company (“Zippy Loans”).

As previously disclosed in the Company’s Current Report on Form 8-K filed on January 30, 2026, EMM completed a one-time purchase of 95 manufactured home chattel loans from Zippy Manufactured Home Credit Fund I L.P. The MLPA and MLSA described herein establish a revolving forward-flow loan purchase program.

Pursuant to the MLPA, EMM has, subject to conditions precedent, committed to purchase on an ongoing revolving basis as those loans are originated, manufactured home chattel loan receivables originated by Zippy Loans (the “Loans”), together with the related security interests in the manufactured homes securing such Loans, up to an aggregate commitment amount of $150,000,000 over a five-year term. Loans will be purchased at a price equal to a fixed percentage of the outstanding principal balance of each Loan as of the applicable purchase cut-off date, as set forth in the MLPA. Each Loan purchased under the MLPA must satisfy minimum eligibility criteria relating to, among other things, FICO score, loan-to-value ratio, loan size, loan term and geographic concentration.

The MLPA includes, among other things, representations and warranties of Zippy Loans with respect to each Loan sold thereunder, repurchase obligations of Zippy Loans upon the occurrence of certain repurchase events, eligibility criteria governing Loans eligible for purchase, and customary indemnification and confidentiality provisions. The MLPA has an initial term of five years from the Effective Date, subject to earlier termination in accordance with its terms.

Concurrently with the execution of the MLPA, EMM and Zippy Loans entered into the first Purchase Commitment under the MLPA (the “Purchase Commitment”), covering the period from March 23, 2026 through June 30, 2026, with a commitment amount of up to $15,000,000. On March 23, 2026, FRMM acquired 31 manufactured home chattel loans (the “Initial Loans”), together with the related security interests in the manufactured homes securing the Initial Loans, for a total purchase price of $1,436,710.67. The acquisition was funded with cash on hand.

Pursuant to the MLSA, Zippy Loans will service the Loans purchased by EMM under the MLPA in accordance with accepted servicing practices for manufactured home chattel loans as set forth in the MLSA. The servicing fee payable to Zippy Loans is calculated on a per annum basis as a percentage of the aggregate outstanding loan balance of the serviced Loans, tiered by FICO score, and is subject to a minimum monthly servicing fee. Zippy Loans is required to deposit all collections into a segregated servicing account and remit such collections (net of servicing fees and reimbursable expenses) to EMM on each monthly payment date. The MLSA provides for customary servicer events of default and, upon the occurrence of a servicer event of default, EMM has the right to terminate the servicing arrangement and transfer servicing to a successor servicer. The MLSA remains in effect until all Loans have been paid in full, discharged or otherwise liquidated, subject to earlier termination in accordance with its terms.

As discussed in greater detail in the Current Report on Form 8-K filed by the Company on December 10, 2025, on December 9, 2025, the Company holds approximately 15% of the fully-diluted ownership of Zippy, Inc., a Delaware corporation, which is the parent company and sole owner of Zippy Loans.

The foregoing description of the MLPA, Purchase Commitment and MLSA does not purport to be complete and is subject to, and qualified in its entirety by reference to, the full text of the MLPA, Purchase Commitment and MLSA, copies of which are filed herewith as Exhibit 10.1, Exhibit 10.2 and Exhibit 10.3, respectively, and are incorporated in this Item 1.01 by reference.

Item 2.01. Completion of Acquisition or Disposition of Assets.

The Initial Loans were acquired on March 23, 2026, as discussed in greater detail in Item 1.01 above, which information and disclosures are incorporated by reference into this Item 2.01 in their entirety, to the extent required by Item 2.01 of Form 8-K.

The Company has determined that the acquisition of the Initial Loans constitutes an acquisition of assets, rather than a business, for purposes of Item 2.01 of Form 8-K, and has accordingly determined that no financial statements or pro forma financial information are required to be filed under Item 9.01 of Form 8-K in connection with the transaction.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Exhibit
10.1£#	Master Loan Purchase Agreement, effective as of March 23, 2026, by and between ETHZilla Modular Mortgage LLC and Zippy Loans, LLC.
10.2£	Purchase Commitment, effective as of March 23, 2026, by and between Zippy Loans, LLC and ETHZilla Modular Mortgage LLC.
10.3£#	Master Loan Servicing Agreement, dated as of March 23, 2026, by and between Zippy Loans, LLC and ETHZilla Modular Mortgage LLC.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

£	Certain schedules and exhibits (or similar attachments) have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.
#	Portions of this exhibit have been redacted in accordance with Item 601(b)(2)(ii) or Item 601(b)(10)(iv) of Regulation S-K, as applicable. The Company agrees to furnish supplementally an unredacted copy of the exhibit to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORUM MARKETS, INCORPORATED

Date: March 27, 2026	By:	/s/ McAndrew Rudisill
		Name:	McAndrew Rudisill
		Title:	Chief Executive Officer

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